Item 1. Report to Shareholders

November 30, 2004

Personal Strategy Funds

Semiannual Report

T. Rowe Price

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The views and opinions in this report were current as of November 30, 2004. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund's future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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T. Rowe Price Personal Strategy Funds
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Fellow Shareholders

U.S. stocks produced moderate gains in the six-month period ended November 30, 2004, thanks to a late-period rally that lifted some indexes to their highest levels of the year. Despite rising short-term interest rates, U.S. bonds also produced favorable returns, as longer-term rates fell to levels not seen since the spring. Non-U.S. stocks outperformed their domestic counterparts, as the dollar fell to multiyear lows versus several foreign currencies. The Personal Strategy Funds recorded solid gains for the period on the back of both their equity and bond investments.

MARKET ENVIRONMENT

Six months ago, the economy was growing at a steady clip, job growth seemed to be reviving, and the Federal Reserve was telegraphing its intentions to begin raising short-term interest rates in the near future. Starting on June 30, the central bank lifted the federal funds target rate--which had been at a 46-year low--from 1.00% to 2.00% in four quarter-point increments. (Following the end of our reporting period, the Federal Reserve raised rates by another quarter point on December 14.) While the Fed began to unwind the highly accommodative monetary policy of recent years, longer-term interest rates declined as economic growth moderated and the pace of job creation lost momentum amid the uncertainty of a heated presidential race and a surge in oil prices to $55 per barrel by the end of October.

[GRAPHIC OMITTED]

INTEREST RATE LEVELS
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10-Year Treasury Note

5-Year Treasury Note

90-Day Treasury Bill

                   10-Year            5-Year             90-Day
                Treasury Note      Treasury Note      Treasury Bill

11/30/03          4.33%              3.35%              0.93%

                    4.25               3.25               0.92

                    4.13               3.14               0.91

2/04                3.97               2.94               0.94

                    3.84               2.78               0.94

                    4.51               3.62               0.96

5/04                4.65               3.79               1.06

                    4.58               3.77               1.26

                    4.48               3.69               1.43

8/04                4.12               3.31               1.58

                    4.12               3.37               1.70

                    4.02               3.28               1.89

11/30/04          4.35               3.69               2.22


Major U.S. stock indexes, which had traded in a relatively narrow range, sprang to life in late October as oil prices backed away from their highest levels and many investors cheered the clear outcome of the presidential election. Value stocks surpassed growth across all market capitalizations. Most sectors in the large-cap universe advanced, especially energy and industrials and business services stocks. Information technology, consumer staples, and health care shares lagged.

The Lehman Brothers U.S. Aggregate Index, a broad measure of the taxable investment-grade bond market, returned 3.82% over the period. High-yield bonds posted the strongest returns, but long-term Treasuries and corporate bonds also generated solid numbers. Shorter-term bonds lagged.

MAJOR INDEX RETURNS
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Periods Ended 11/30/04                             6 Months            12 Months
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S&P 500 Stock Index                                   5.68%               12.86%

Wilshire 4500 Index                                  10.16                15.98

MSCI EAFE Index                                      12.72                24.66

Lehman Brothers U.S. Aggregate Index                  3.82                 4.44

Citigroup 3-Month Treasury Bill Index                 0.68                 1.15

CS First Boston High Yield Index                      9.31                12.85

Note: Unlike stocks and bonds, U.S. Treasuries are guaranteed as to the timely payment of principal and interest.

Non-U.S. stocks strongly surpassed their domestic counterparts, partially because a weaker U.S. dollar lifted the dollar value of assets denominated in non-U.S. currencies. Among developed markets, Asian and European equities rose strongly, but Japanese shares lagged with more modest gains. The MSCI EAFE Index, which measures the performance of stocks in Europe, Australasia, and the Far East, returned 12.72% in the six-month period.

MANAGER COMMENTARY

Over the last six months, the funds' investment committee continued to overweight stocks relative to bonds. The committee, which meets monthly to adjust the weightings of stocks, bonds, and money market securities within each portfolio, began to overweight stocks relative to bonds in mid-2002 based upon the outlook that an improving economy would increase corporate profits while also putting upward pressure on interest rates.

Corporate profits and stock prices have indeed rebounded strongly over the past two years, resulting in strong stock returns. Interest rates, however, have remained surprisingly low. Indeed, the bond market now appears quite richly priced. We believe this provides further reason to overweight equities. Although we do not necessarily suppose that the equity markets will outperform over the next three to six months, current valuations and solid corporate earnings lead us to believe that equities should fare better than bonds over the next couple of years.

We are overweighting non-U.S. equities within the portfolios as relative valuations, and the prospect for continued weakness in the U.S. dollar, seem to favor non-U.S. equities. Given strong performance in non-U.S. equities over the last several years, however, we have been moderating our overweight to the sector. We are modestly underweighting small-cap stocks, given the extended outperformance among small-cap stocks that began in March 1999. Valuations are not as dramatically compelling as at the beginning of the current small-cap cycle, particularly relative to sectors such as large-cap growth.

The large-cap growth sector has been trailing the other U.S. equity sectors in recent periods. A potentially less robust pace of economic recovery should favor quality large-cap growth companies that can maintain steady earnings growth in a slower economic environment. A weaker U.S. dollar should also benefit large-caps as many U.S.-based multinational companies could see higher profits associated with earnings in appreciating foreign currencies.

High-yield borrowers tend to do well when the economy is thriving, reducing the chance that they will default. As with international and small-cap stocks, however, strong performance has led to historically rich valuations in this sector of the bond market. Over the past year, we have gradually moderated our overweight in high-yield securities.

The funds continue to overweight non-U.S. dollar bonds. The falling U.S. dollar has increased the appeal of foreign bonds, which pay their dividends and repay their principal in appreciating foreign currencies. While prices of these bonds have already risen, we perceive that the structural issues posed by the federal deficit and trade imbalances will continue to put pressure on the dollar.

A wide variety of our equity holdings performed well in the past six months. As might be expected, large integrated energy producers, such as BP, thrived as oil prices reached record highs. A particularly strong performer was energy services firm Baker Hughes, which benefited from heightened demand for production as well as the need to repair facilities following hurricanes in the Gulf of Mexico. Economic growth, especially in China, fueled demand for a number of other commodities. Nucor benefited from rising steel prices, a weak U.S. dollar, and steep surcharges passed on to customers to cover the rising cost of materials. Industrial services firms, such as Tyco International and GE, hammered out profits as businesses shipped more goods and added productive capacity. GE's management reiterated its confidence that the company's growth--considered a bellwether for the economy as a whole--would remain strong in 2005. (Please refer to our financial statements for a complete listing of the funds' holdings and the amount each represents in the portfolios.)

PERSONAL STRATEGY INCOME FUND

The Personal Strategy Income Fund's investment objective is to generate the highest total return consistent with an emphasis on income first and capital appreciation second. The typical mix of securities for the fund is 40% stocks, 40% bonds, and 20% money market securities, although allocations can vary by as much as 10 percentage points above or below these levels.

The Personal Strategy Income Fund posted solid gains for both the six and 12 months ended November 30, 2004, as shown in the table. The fund outpaced its Combined Index Portfolio benchmark and the Lehman Brothers U.S. Aggregate Index over both periods. Overweighting stocks helped our relative returns, as stocks outperformed bonds over both periods. We were also helped by our overweights in high-yield bonds and international stocks.

PERFORMANCE COMPARISON
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Periods Ended 11/30/04                             6 Months            12 Months
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Personal Strategy Income Fund                         6.81%               11.41%

Combined Index Portfolio *                            4.76                 8.03

Lehman Brothers U.S. Aggregate Index                  3.82                 4.44

* For a definition of the Combined Index Portfolio, please see the glossary at the end of this report.

Please see the fund's quarter-end returns following this letter.

In line with our view that equity investments hold more promise at this stage of the expansion, we increased our allocation to equities while reducing our allocation to bonds. At the end of the period, equities represented

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47.9% of the portfolio and bonds represented 37.8%. Our reserves increased to
14.3% of net assets.

PERSONAL STRATEGY BALANCED FUND

The Personal Strategy Balanced Fund's investment objective is to provide the highest total return consistent with an emphasis on both income and capital appreciation. The typical asset mix is 60% stocks, 30% bonds, and 10% cash--with 10-percentage-point variations above and below these levels permitted for each asset class. This asset allocation offers higher risk but also a higher potential return over the long term than the Income Fund.

The Personal Strategy Balanced Fund handily surpassed its benchmarks and registered strong returns for the 6- and 12-month periods ended November 30, 2004. Overweighting stocks helped our relative returns, as stocks outperformed bonds over both time~periods. We were also helped by our overweights in high-yield bonds and international stocks.

PERFORMANCE COMPARISON
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Periods Ended 11/30/04                             6 Months            12 Months
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Personal Strategy Balanced Fund                       8.28%               14.56%

Combined Index Portfolio *                            5.84                10.52

Merrill Lynch-Wilshire Capital Market Index           5.76                10.06

* For a definition of the Combined Index Portfolio, please see the glossary at the end of this report.

Please see the fund's quarter-end returns following this letter.

The fund's equity weighting increased over the past six months, ending the period at 68% of net assets. Meanwhile, reflecting our skepticism about bond prices and views on the likely direction of interest rates, our bond allocation fell to 27.1%. Our allocation toward reserves, while still low, increased to 4.9%.

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PERSONAL STRATEGY GROWTH FUND

The Personal Strategy Growth Fund's investment objective is to seek capital appreciation by investing primarily in common stocks. The typical asset mix is 80% stocks and 20% bond and money market securities, with 10-percentage-point allocation variations from these levels permitted.

The Personal Strategy Growth Fund posted strong results that easily outpaced its benchmarks for the 6- and 12-month periods ended November 30, 2004. Overweighting stocks helped our relative returns, as stocks outperformed bonds over both time periods. We were also helped by our allocations to high-yield bonds and international stocks.

PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Periods Ended 11/30/04                             6 Months            12 Months
--------------------------------------------------------------------------------

Personal Strategy Growth Fund                         9.50%               17.41%

Combined Index Portfolio *                            6.91                13.02

Merrill Lynch-Wilshire Capital Market Index           5.76                10.06

* For a definition of the Combined Index Portfolio, please see the glossary at the end of this report.

Please see the fund's quarter-end returns following this letter.

The fund's stock allocation increased to 87.4% of net assets at the end of our reporting period. Our bond allocation fell near the low end of its permitted range, at 11.4%, while we maintained only 1.2% in money market securities. This stance reflected both our optimism about equities and our concerns about the impact of rising interest rates on bond prices.

OUTLOOK

We continue to believe that based on current valuations, equities should fare better than bonds over the intermediate and longer terms, and the funds continue to overweight stocks relative to bonds. At the same time, we believe equity valuations outside the U.S. remain more attractive than those of domestic firms, leading us to maintain our overweight in non-U.S. stocks relative to their neutral weighting.

While overweighting equities, the funds also remain well diversified according to their varying investment objectives. Fixed-income securities are an important tool for diversification because they tend to be less

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volatile than equities and generate income that can help offset principal losses. We believe that investors should be well served by the funds' fundamental commitment to diversification across asset classes.

Respectfully submitted,

Edmund M. Notzon III
Chairman of the funds' Investment Advisory Committee

December 17, 2004

The committee chairman has day-to-day responsibility for managing the portfolios and works with committee members in developing and executing the funds' investment programs.

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Risks of Investing

As with all stock and bond mutual funds, each fund's share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager's assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Bonds are subject to interest rate risk, the decline in bond prices that usually accompanies a rise in interest rates, and credit risk, the chance that any fund holding could have its credit rating downgraded or that a bond issuer will default (fail to make timely payments of interest or principal), potentially reducing the fund's income level and share price. High-yield corporate bonds could have greater price declines than funds that invest primarily in high-quality bonds. Companies issuing high-yield bonds are not as strong financially as those with higher credit ratings, so the bonds are usually considered speculative investments.

Funds that invest overseas may carry more risk than funds that invest strictly in U.S. assets. Risks can result from varying stages of economic and political development, differing regulatory environments, trading days, and accounting standards, and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Glossary

Citigroup 3-Month Treasury Bill Index: An unmanaged index that tracks short-term U.S. government debt instruments.

Combined Index Portfolios: Unmanaged portfolios composed of the following underlying indexes:

   Personal Strategy Income--40% stocks (34% Wilshire 5000 Index, 6% MSCI EAFE Index), 40% bonds (Lehman Brothers U.S. Aggregate Index), and 20% money market securities (Citigroup 3-Month Treasury Bill Index).

   Personal Strategy Balanced--60% stocks (51% Wilshire 5000 Index, 9% MSCI EAFE Index), 30% bonds (Lehman Brothers U.S. Aggregate Index), and 10% money market securities (Citigroup 3-Month Treasury Bill Index).

   Personal Strategy Growth--80% stocks (68% Wilshire 5000 Index, 12% MSCI EAFE Index) and 20% bonds (Lehman Brothers U.S. Aggregate Index).

CS First Boston High Yield Index: An unmanaged index constructed to mirror the high-yield debt market.

Duration: The average time (expressed in years) it takes investors to receive the present value of the future cash flows on their investment. It is used to measure the sensitivity of bond prices to interest rate changes (the shorter the duration, the less the bond's price will rise or fall in value when interest rates change). Duration is affected by maturity, the coupon, and the time interval between payments. Other things being equal, a bond with a higher coupon will have a shorter duration, while zero-coupon bonds have the longest.

Lehman Brothers U.S. Aggregate Index: An unmanaged index that tracks investment-grade corporate and government bonds.

Merrill Lynch-Wilshire Capital Market Index: A market capitalization-weighted index including the Wilshire 5000 and Merrill Lynch High Yield II and Domestic Master indexes.

MSCI EAFE Index: An unmanaged index that tracks the stocks of about 1,000 companies in Europe, Australasia, and the Far East (EAFE).

S&P 500 Stock Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Wilshire 4500 Index: An unmanaged index that tracks the performance of all stocks in the Wilshire 5000 Equity Index, excluding those found in the S&P 500 Stock Index.

Wilshire 5000 Index: An unmanaged index that tracks the performance of the most active stocks in the broad U.S. market.

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T. Rowe Price Personal Strategy Funds
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PORTFOLIO HIGHLIGHTS
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PORTFOLIO OVERVIEW

                                Percent of                            Percent of
                                Net Assets                            Net Assets
                                  11/30/04                              11/30/04

Personal Strategy Income Fund
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Reserves                             14.3%   Stocks                        47.9%

Bonds                                37.8%    Five Largest Holdings:
  Treasuries/Agencies                 9.4     Nucor                         0.8
  Mortgage-Backed                     9.3     Tyco International            0.8
  Corporate                          17.2     Microsoft                     0.8
  Municipal Securities                0.5     UnitedHealth Group            0.7
  Foreign Government                  1.4     Citigroup                     0.6

Personal Strategy Balanced Fund
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Reserves                              4.9%   Stocks                        68.0%

Bonds                                27.1%    Five Largest Holdings:
  Treasuries/Agencies                 6.8     Nucor                         1.2
  Mortgage-Backed                     6.7     Tyco International            1.2
  Corporate                          12.0     Microsoft                     1.1
  Municipal Securities                0.4     UnitedHealth Group            0.9
  Foreign Government                  1.2     Citigroup                     0.9

Personal Strategy Growth Fund
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Reserves                              1.2%   Stocks                        87.4%

Bonds                                11.4%    Five Largest Holdings:
  Treasuries/Agencies                 2.8     Nucor                         1.5
  Mortgage-Backed                     3.0     Microsoft                     1.5
  Corporate                           5.0     Tyco International            1.4
  Municipal Securities                0.2     UnitedHealth Group            1.2
  Foreign Government                  0.4     Citigroup                     1.2


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T. Rowe Price Personal Strategy Funds
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GROWTH OF $10,000
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

[GRAPHIC OMITTED]

PERSONAL STRATEGY INCOME FUND
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As of 11/30/04

Personal Strategy Income Fund $25,345

Combined Index Portfolio* $22,634

Lehman Brothers U.S. Aggregate Index $20,991

             Personal Strategy        Combined            Lehman Brothers
                Income Fund       Index Portfolio*     U.S. Aggregate Index

11/94             $10,000             $10,000                  $10,000

11/95              12,414              12,052                   11,764

11/96              14,212              13,547                   12,478

11/97              15,981              15,342                   13,421

11/98              17,739              17,272                   14,689

11/99              18,633              18,916                   14,683

11/00              19,687              19,377                   16,014

11/01              20,421              19,469                   17,801

11/02              20,038              18,999                   19,108

11/03              22,749              20,851                   20,098

11/04              25,345              22,634                   20,991

AVERAGE ANNUAL COMPOUND TOTAL RETURN
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This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 11/30/04                      1 Year        5 Years       10 Years
--------------------------------------------------------------------------------

Personal Strategy Income Fund               11.41%          6.35%          9.75%

Lehman Brothers U.S. Aggregate Index         4.44           7.41           7.70

Combined Index Portfolio *                   8.03           3.65           8.51

* An unmanaged portfolio composed of 40% stocks (34% Wilshire 5000 Index, 6% MSCI EAFE Index), 40% bonds (Lehman Brothers U.S. Aggregate Index), and 20% money market securities (Citigroup 3-Month Treasury Bill Index).

Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results.

T. Rowe Price Personal Strategy Funds
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GROWTH OF $10,000
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

[GRAPHIC OMITTED]

PERSONAL STRATEGY BALANCED FUND
--------------------------------------------------------------------------------

As of 11/30/04

Personal Strategy Balanced Fund $27,939

Combined Index Portfolio* $24,800

Merrill Lynch - Wilshire Capital Market Index $25,795


            Personal Strategy       Combined         Merrill Lynch - Wilshire
              Balanced Fund      Index Portfolio*      Capital Market Index

11/94            $10,000            $10,000                  $10,000

11/95             12,750             12,455                   12,753

11/96             14,950             14,424                   14,884

11/97             17,177             16,815                   17,845

11/98             19,314             19,299                   20,555

11/99             20,904             21,898                   23,637

11/00             21,893             21,826                   23,167

11/01             21,973             21,051                   22,152

11/02             20,911             19,747                   20,637

11/03             24,389             22,440                   23,436

11/04             27,939             24,800                   25,795


AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 11/30/04                      1 Year        5 Years       10 Years
--------------------------------------------------------------------------------

Personal Strategy Balanced Fund             14.56%          5.97%         10.82%

Merrill Lynch-Wilshire Capital
Market Index                                10.06           1.76           9.94

Combined Index Portfolio *                  10.52           2.52           9.51

* An unmanaged portfolio composed of 60% stocks (51% Wilshire 5000 Index, 9% MSCI EAFE Index), 30% bonds (Lehman Brothers U.S. Aggregate Index), and 10% money market securities (Citigroup 3-Month Treasury Index).

Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results.

T. Rowe Price Personal Strategy Funds
--------------------------------------------------------------------------------

GROWTH OF $10,000
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

[GRAPHIC OMITTED]

PERSONAL STRATEGY GROWTH FUND
--------------------------------------------------------------------------------

As of 11/30/04

Personal Strategy Growth Fund $30,403

Combined Index Portfolio* $26,905

Merrill Lynch - Wilshire Capital Market Index $25,795

             Personal Strategy        Combined         Merrill Lynch - Wilshire
                Growth Fund       Index Portfolio*        Capital Market Index

11/94             $10,000             $10,000                   $10,000

11/95              13,098              12,869                    12,753

11/96              15,828              15,348                    14,884

11/97              18,580              18,405                    17,845

11/98              21,139              21,492                    20,555

11/99              23,474              25,251                    23,637

11/00              24,448              24,454                    23,167

11/01              23,707              22,602                    22,152

11/02              21,788              20,344                    20,637

11/03              25,894              23,806                    23,436

11/04              30,403              26,905                    25,795


AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------

This table shows how the fund and its benchmarks would have performed if their actual (or cumulative) returns for the periods shown had been earned at a constant rate.

Periods Ended 11/30/04                      1 Year        5 Years       10 Years
--------------------------------------------------------------------------------
Personal Strategy Growth Fund               17.41%          5.31%         11.76%

Merrill Lynch-Wilshire Capital
Market Index                                10.06           1.76           9.94

Combined Index Portfolio *                  13.02           1.28          10.40

* An unmanaged portfolio composed of 80% stocks (68% Wilshire 5000 Index, 12% MSCI EAFE Index) and 20% bonds (Lehman Brothers U.S. Aggregate Index).

Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results.

T. Rowe Price Personal Strategy Funds
--------------------------------------------------------------------------------

FUND EXPENSE EXAMPLE
--------------------------------------------------------------------------------

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table ("Actual") provides information about actual account values and expenses based on the fund's actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table ("Hypothetical") is based on hypothetical account values and expenses derived from the fund's actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund's actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying tables. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE PERSONAL STRATEGY INCOME FUND
--------------------------------------------------------------------------------

                                Beginning           Ending         Expenses Paid
                            Account Value    Account Value        During Period*
                                   6/1/04         11/30/04    6/1/04 to 11/30/04
--------------------------------------------------------------------------------

Actual                             $1,000        $1,068.10                 $3.89

Hypothetical (assumes 5%
return before expenses)             1,000         1,021.31                  3.80

* Expenses are equal to the fund's annualized expense ratio for the six-month period (0.75%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183) divided by the days in the year (365) to reflect the half-year period.


T. ROWE PRICE PERSONAL STRATEGY BALANCED FUND
--------------------------------------------------------------------------------

                                Beginning           Ending         Expenses Paid
                            Account Value    Account Value        During Period*
                                   6/1/04         11/30/04    6/1/04 to 11/30/04
--------------------------------------------------------------------------------

Actual                             $1,000        $1,082.80                 $4.54

Hypothetical (assumes 5%
return before expenses)             1,000         1,020.71                  4.41

* Expenses are equal to the fund's annualized expense ratio for the six-month period (0.87%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183) divided by the days in the year (365) to reflect the half-year period.


T. ROWE PRICE PERSONAL STRATEGY GROWTH FUND
--------------------------------------------------------------------------------

                                Beginning           Ending         Expenses Paid
                            Account Value    Account Value        During Period*
                                   6/1/04         11/30/04    6/1/04 to 11/30/04
--------------------------------------------------------------------------------

Actual                             $1,000        $1,095.00                 $5.20

Hypothetical (assumes 5%
return before expenses)             1,000         1,020.10                  5.01

* Expenses are equal to the fund's annualized expense ratio for the six-month period (0.99%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183) divided by the days in the year (365) to reflect the half-year period.

T. Rowe Price Personal Strategy Funds
--------------------------------------------------------------------------------

QUARTER-END RETURNS
--------------------------------------------------------------------------------

Periods Ended 12/31/04                      1 Year        5 Years       10 Years
--------------------------------------------------------------------------------

Personal Strategy Income Fund                9.95%          6.27%          9.81%

Combined Index Portfolio *                   7.49           3.43           8.62

Lehman Brothers U.S. Aggregate Index         4.34           7.71           7.72

--------------------------------------------------------------------------------

Personal Strategy Balanced Fund             12.55           5.87          10.92

Combined Index Portfolio *                   9.70           2.12           9.67

Merrill Lynch-Wilshire Capital
Market Index                                 9.54           1.23          10.11

--------------------------------------------------------------------------------

Personal Strategy Growth Fund               14.99           5.09          11.89

Combined Index Portfolio *                  11.92           0.70          10.63

Merrill Lynch-Wilshire Capital
Market Index                                 9.54           1.23          10.11

--------------------------------------------------------------------------------

* For definitions of the Combined Index Portfolios, please see the glossary on page 8 of this report.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price representative at 1-800-225-5132.

This table provides returns through the most recent calendar quarter-end rather than through the end of the funds' fiscal period. It shows how the funds would have performed each year if their actual (or cumulative) returns for the periods shown had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.

November 30, 2004

Personal Strategy Income Fund

Semiannual Report - Financial Statements

T. Rowe Price

T. Rowe Price Personal Strategy Income Fund
--------------------------------------------------------------------------------
Unaudited

FINANCIAL HIGHLIGHTS                For share outstanding throughout each period
--------------------------------------------------------------------------------

               6 Months       Year
                  Ended      Ended
               11/30/04    5/31/04    5/31/03    5/31/02    5/31/01    5/31/00
NET ASSET
VALUE

Beginning
of period      $  13.92   $  12.83   $  12.87   $  13.14   $  13.00   $  13.35

Investment
activities

  Net
  investment
  income (loss)    0.18*++    0.32*++    0.35*++    0.43*      0.52*      0.54*

  Net realized
  and unrealized
  gain (loss)      0.76       1.10      (0.02)     (0.26)      0.31       0.02

  Total from
  investment
  activities       0.94       1.42       0.33       0.17       0.83       0.56

Distributions

  Net investment
  income          (0.17)     (0.32)     (0.37)     (0.44)     (0.53)     (0.54)

  Net realized
  gain             --        (0.01)      --         --        (0.16)     (0.37)

  Total
  distributions   (0.17)     (0.33)     (0.37)     (0.44)     (0.69)     (0.91)

NET ASSET VALUE

End of
period         $  14.69   $  13.92   $  12.83   $  12.87   $  13.14   $  13.00
               -----------------------------------------------------------------

Ratios/
Supplemental Data

Total
return^           6.81%*++  11.20%*++   2.80%*++   1.40%*     6.54%*     4.39%*

Ratio of total
expenses to
average net
assets            0.75%*++!  0.75%*++   0.80%*++   0.90%*     0.90%*     0.90%

Ratio of net
investment
income (loss)
to average
net assets        2.47%*++!  2.36%*++   2.89%*++   3.34%*     4.04%*     4.06%*

Portfolio
turnover rate     75.3%+     97.5%     108.5%     115.9%      79.8%      45.4%

Net assets,
end of period
(in thousands) $375,128   $358,086   $293,775   $270,372   $246,144   $198,885

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

* See Note 4. Excludes expenses in excess of a 0.80% and a 0.90% contractual expense limitation in effect through 9/30/06 and 5/31/02, respectively.

++ See Note 4. Excludes expenses permanently waived of 0.05%, 0.05% and 0.00% of average net assets for the six months ended 11/30/04 the years ended 5/31/04 and 5/31/03, respectively, related to investments in T. Rowe Price Mutual Funds.

!    Annualized

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Personal Strategy Income Fund
--------------------------------------------------------------------------------
Unaudited                                                      November 30, 2004

PORTFOLIO OF INVESTMENTS (1)                        Shares/$ Par           Value
--------------------------------------------------------------------------------
(Cost and value in $ 000s)

COMMON STOCKS   47.8%

CONSUMER DISCRETIONARY   6.9%

Auto Components   0.1%

Autoliv GDR (SEK)                                          4,400             206

Keystone Automotive *                                      1,700              40

Koito Manufacturing (JPY)(ss.)                            10,000              82

Strattec Security *(ss.)                                     500              32

TRW *                                                      1,600              34

                                                                             394

Automobiles   0.6%

Ford Motor                                                53,800             763

Fuji Heavy Industries (JPY)(ss.)                          13,000              60

Harley-Davidson                                            9,400             543

Honda (JPY)                                                2,400             115

Peugeot (EUR)(ss.)                                         1,793             109

Renault (EUR)(ss.)                                         1,664             136

Toyota Motor (JPY)                                        13,500             506

Winnebago(ss.)                                               200               8

                                                                           2,240

Distributors   0.0%

Cycle & Carriage (SGD)                                     2,753              17

                                                                              17

Hotels, Restaurants & Leisure   1.1%

Applebee's                                                 1,875              48

BJ's Restaurants *                                           900              13

Carnival                                                  17,700             938

CEC Entertainment *                                        1,150              47

Compass (GBP)                                              5,881              26

Hilton Group (GBP)                                        11,097              55

International Game Technology                             26,500             937

Marriott, Class A                                          4,300             244

McDonald's                                                 7,700             237

Mitchells & Butlers (GBP)                                 13,500              78

Panera Bread, Class A *(ss.)                               1,000              40

PF Chang's China Bistro *(ss.)                             1,100              62

Red Robin Gourmet Burgers *                                  700              36

Ruby Tuesday(ss.)                                          1,100              30

Sonic *(ss.)                                               3,487             102

Starbucks *                                                6,500             366

Starwood Hotels & Resorts Worldwide                       11,900             622

Texas Roadhouse, Class A *                                   200               5

The Cheesecake Factory *(ss.)                              2,300             112

Whitbread (GBP)                                            6,157              94

                                                                           4,092

Household Durables   0.7%

Fortune Brands                                             3,200             251

Goldcrest (JPY)                                            1,700             116

Jarden *(ss.)                                              3,000             115

Newell Rubbermaid                                         56,400           1,302

Persimmon (GBP)                                            7,935              94

Philips Electronics (EUR)                                  3,850              99

Pioneer (JPY)                                              5,400             101

SEB (EUR)                                                    466              47

Sony (JPY)                                                 6,100             222

Thomson (EUR)(ss.)                                         9,095             218

                                                                           2,565

Internet & Catalog Retail   0.3%

Amazon.com *                                                 900              36

eBay *                                                     8,300             933

J. Jill Group *                                            1,900              33

priceline.com *(ss.)                                       1,900              45

                                                                           1,047

Leisure Equipment & Products   0.3%

Brunswick                                                  3,200             156

Eastman Kodak                                             19,800             648

Heiwa (JPY)                                                2,100              31

MarineMax *                                                1,400              41

Noritsu Koki (JPY)                                         2,400              50

Polaris Industries(ss.)                                      900              59

SCP Pool(ss.)                                              1,968              62

                                                                           1,047

Media   2.0%

Aegis (GBP)                                               52,146             102

Astro All Asia, 144A (MYR) *                              22,500              33

British Sky Broadcasting (GBP)                             9,195              98

Clear Channel Communications                               7,700             259

Comcast

  Class A *                                               32,211             968

  Special Class A *                                       12,800             379

Disney                                                    28,000             753

EchoStar Communications, Class A *                        15,700             515

Emmis Communications *(ss.)                                1,800              33

Entercom Communications *                                  1,200              43

Gestevision Telecino (EUR) *                                 300               6

Getty Images *                                               500              29

Liberty Media, Class A *                                   6,000              62

McGraw-Hill                                                  400              35

New York Times, Class A                                   19,600             804

News Corp

  Class A *(ss.)                                          32,900             582

  Class B *(ss.)                                           1,200              22

News Corp GDR, Class B (AUD) *                             4,151              74

Omnicom                                                    2,500             202

Publicis (EUR)                                             3,965             131

Scholastic *                                               3,500             115

Scripps, Class A                                          10,000             467

Singapore Press (SGD)                                      9,500              27

Time Warner *                                             36,500             646

Viacom, Class B                                           23,428             813

Washington Post, Class B                                     201             189

WPP Group (GBP)                                            9,305             103

WPP Group ADR(ss.)                                         1,600              88

Young Broadcasting, Class A *(ss.)                         1,200              12

                                                                           7,590

Multiline Retail   0.6%

Big Lots *(ss.)                                            2,200              25

Kohl's *                                                   4,300             198

Neiman Marcus, Class A                                       300              20

Nordstrom                                                 15,700             687

Target                                                    24,500           1,255

                                                                           2,185

Specialty Retail   1.2%

AC Moore Arts & Crafts *(ss.)                                900              26

AnnTaylor Stores *                                         5,400             118

Best Buy                                                  15,750             888

Charles Voegele (CHF)                                        865              39

Christopher & Banks                                        2,125              42

Dixons (GBP)                                              30,078              83

Esprit Holdings (HKD)                                     11,500              63

Home Depot                                                42,700           1,783

Hot Topic *(ss.)                                           2,300              38

Kesa Electricals (GBP)                                     3,952              20

Linens 'n Things *                                         1,900              47

Monro Muffler Brake *                                      2,200              54

Nobia (SEK)                                                5,938              90

The Finish Line, Class A(ss.)                              1,200              22

Toys "R" Us *                                             65,400           1,265

Ultimate Electronics *(ss.)                                  900               3

                                                                           4,581

Textiles, Apparel, & Luxury Goods   0.0%

Adidas-Salomon (EUR)                                         626              98

Culp *(ss.)                                                  700               4

Unifi *(ss.)                                               2,100               8

World Company (JPY)                                        1,700              60

Yue Yuen Industrial (HKD)                                 32,000              83

                                                                             253

Total Consumer Discretionary                                              26,011


CONSUMER STAPLES   3.2%

Beverages   0.3%

Allied Domecq (GBP)                                       14,860             147

Asahi Breweries (JPY)                                      5,000              59

Coca-Cola                                                  3,600             142

Kirin Brewery (JPY)                                       14,000             134

Lion Nathan (NZD)                                         19,938             122

PepsiCo                                                   10,920             545

                                                                           1,149

Food & Staples Retailing   1.2%

Casey's General Stores                                     5,900             114

Casino Guichard-Perrachon (EUR)(ss.)                       2,130             163

Coles Myer (AUD)                                          11,709              90

CVS                                                       33,800           1,534

J Sainsbury (GBP)                                         16,367              82

Matsumotokiyoshi (JPY)                                     2,300              64

METRO (EUR)                                                6,337             318

Performance Food Group *                                   3,600              95

Sysco                                                      7,500             261

Tesco (GBP)                                               25,637             147

Wal-Mart                                                  23,800           1,239

Wal-Mart de Mexico, Series V (MXN)                        46,800             160

Wild Oats Markets *(ss.)                                   2,700              19

York-Benimaru (JPY)                                        2,500              69

                                                                           4,355

Food Products   0.7%

American Italian Pasta, Class A(ss.)                       1,000              19

Associated British Foods (GBP)                             8,994             128

Campbell Soup                                             19,200             548

General Mills                                             16,220             738

Koninklijke Wessanen GDS (EUR)                             6,844              86

Nestle (CHF)                                               1,305             334

Seneca Foods

  Class A *(ss.)                                             300               5

  Class B *                                                  200               4

Unilever N.V. (GBP)                                       27,273             249

Unilever N.V. ADS                                          7,800             492

                                                                           2,603

Household Products   0.4%

Colgate-Palmolive                                         15,100             694

Kimberly-Clark                                             7,000             445

Procter & Gamble                                           4,500             241

                                                                           1,380

Personal Products   0.0%

Chattem *(ss.)                                               600              22

Gillette                                                   2,700             117

L'Oreal (EUR)(ss.)                                           761              55

                                                                             194

Tobacco   0.6%

Altria Group                                              30,250           1,739

UST                                                       11,200             493

                                                                           2,232

Total Consumer Staples                                                    11,913


ENERGY   3.5%

Energy Equipment & Services   1.4%

Atwood Oceanics *                                          1,500              79

Baker Hughes                                              43,400           1,924

BJ Services                                                8,800             446

FMC Technologies *                                         4,500             148

Grant Prideco *                                            8,500             183

Hanover Compressor *(ss.)                                  4,400              64

Hydril *(ss.)                                              1,000              47

Key Energy Services *                                      2,300              29

Lone Star Technologies *(ss.)                              1,200              38

National Oilwell *(ss.)                                    5,500             199

Schlumberger                                              15,000             984

Seacor Holdings *(ss.)                                     2,400             133

Smith International *                                     12,300             745

Technip (EUR)                                                311              52

Transocean *                                               1,700              68

W-H Energy Services *                                      1,100              25

                                                                           5,164

Oil & Gas   2.1%

BP (GBP)                                                  25,338             258

BP ADR                                                    24,302           1,491

ChevronTexaco                                             23,498           1,283

Eni SPA (EUR)                                             17,868             438

ExxonMobil                                                18,930             970

Forest Oil *                                               3,850             131

INPEX (JPY) *                                                  5              25

Marathon Oil                                              13,700             540

Murphy Oil                                                 1,300             111

Noble Energy                                               2,200             140

Norsk Hydro (NOK)                                          1,468             120

OMV (EUR)                                                    100              26

Petroleo Brasileiro (Petrobras) ADR(ss.)                   8,100             279

Shell Transport & Trading (GBP)                           34,370             288

Shell Transport & Trading ADR                              3,700             187

Statoil ASA (NOK)                                         17,118             271

Tonen General Sekiyu (JPY)(ss.)                            6,000              56

Total (EUR)(ss.)                                           2,228             487

Unocal                                                    15,700             723

Woodside Petroleum (AUD)                                   6,117              99

                                                                           7,923

Total Energy                                                              13,087


FINANCIALS   10.0%

Capital Markets   2.2%

Affiliated Managers Group *(ss.)                           1,500              95

AmeriTrade *                                              31,500             439

Babcock & Brown (AUD) *                                    4,612              34

Bank of New York                                          10,100             332

Charles Schwab                                            17,000             183

Credit Suisse Group (CHF) *                                6,567             256

Franklin Resources                                        11,700             768

Goldman Sachs                                              6,700             702

Investors Financial Services(ss.)                          1,900              83

Legg Mason                                                10,050             685

Macquarie Bank (AUD)                                       5,872             199

Mellon Financial                                          49,100           1,435

Merrill Lynch                                             12,500             696

Morgan Stanley                                             6,700             340

National Financial Partners                                  900              31

Northern Trust                                            12,600             593

Piper Jaffray Cos *                                        2,600             120

State Street                                              24,800           1,105

                                                                           8,096

Commercial Banks   2.7%

ABN Amro Holdings (EUR)                                    7,851             192

Alliance & Leicester (GBP)                                 8,739             142

Australia & New Zealand Banking (AUD)                     22,415             347

Banca Intesa (EUR)                                        33,353             147

Banco Santander Central Hispano (EUR)                     19,320             232

Banco Santander Chile ADR                                  3,784             113

Bank Austria Creditanstalt (EUR)(ss.)                      2,693             228

Bank of America                                           38,800           1,795

Bank of Ireland (Dublin Listing) (EUR)                    10,589             161

Bank of Yokohama (JPY)                                    23,000             145

Barclays (GBP)                                            49,904             514

BNP Paribas (EUR)(ss.)                                     5,135             356

Boston Private Financial(ss.)                              1,500              41

Chittenden                                                 5,200             153

Citizens Banking(ss.)                                      3,900             137

DBS Group (SGD)                                           19,978             193

Dexia (EUR)                                                5,105             109

Glacier Bancorp                                            1,326              46

Grupo Financiero Banorte (MXN)                            59,708             335

HBOS (GBP)                                                16,473             230

HSBC (GBP)                                                11,871             202

Joyo Bank (JPY)                                           20,000              94

Mitsubishi Tokyo Financial (JPY)                              11             104

National Australia Bank (AUD)                             12,159             264

NORDEA (SEK)                                              36,229             355

Pinnacle Financial Partners *(ss.)                           100               2

Provident Bankshares                                       2,500              92

Royal Bank of Scotland (GBP)                              16,236             498

Sandy Spring Bancorp(ss.)                                  1,500              54

SEB, Series A (SEK)                                       10,662             202

Signature Bank *(ss.)                                        200               6

Southwest Bancorp of Texas                                 5,300             130

Sumitomo Mitsui Financial (JPY)(ss.)                          26             180

Svenska Handelsbanken, Series A (SEK)                      9,759             237

Texas Capital Bancshares *(ss.)                            2,000              41

The 77 Bank (JPY)                                         12,000              78

U.S. Bancorp                                              35,200           1,043

UniCredito Italiano (EUR)                                 26,091             144

Valley National Bancorp(ss.)                               3,734             104

Wells Fargo                                               10,700             661

WestAmerica                                                2,800             163

                                                                          10,270

Consumer Finance   0.7%

AIFUL (JPY)                                                1,200             136

American Express                                          34,600           1,928

SLM Corporation                                           12,300             629

                                                                           2,693

Diversified Financial Services   0.9%

Assured Guaranty                                           4,900              90

Citigroup                                                 53,790           2,407

ING Groep GDS (EUR)                                        6,974             192

J.P. Morgan Chase                                         17,368             654

                                                                           3,343

Insurance   2.2%

Aioi Insurance (JPY)                                      25,000             110

American International Group                              36,617           2,320

Aspen Insurance Holdings                                   2,300              57

Aviva (GBP)                                               10,399             115

AXA (EUR)                                                 12,431             290

Bristol West Holdings(ss.)                                 2,600              52

Brown & Brown(ss.)                                           800              32

CNP Assurances (EUR)                                       2,987             202

Genworth Financial, Class A                               23,800             626

Hannover Rueckversicherung (EUR)                           2,133              77

Harleysville Group                                           800              19

Hartford Financial Services                               10,100             646

Horace Mann Educators(ss.)                                 4,700              89

Infinity Property & Casualty                               2,600              96

Insurance Australia Group (AUD)(ss.)                      17,289              78

Markel *(ss.)                                                300              97

Marsh & McLennan                                           9,500             272

Mitsui Sumitomo Insurance (JPY)                           12,000             106

Ohio Casualty *(ss.)                                       6,500             140

PartnerRe                                                  1,800             110

QBE Insurance (AUD)                                       11,058             119

Royal & Sun Alliance (GBP)                                55,704              78

SAFECO(ss.)                                               19,500             945

Selective Insurance(ss.)                                   1,600              72

St. Paul Companies                                        16,110             588

Unipol (EUR)                                              32,107             142

UnumProvident(ss.)                                        20,800             324

W. R. Berkley                                              1,425              65

XL Capital                                                 5,500             415

                                                                           8,282

Real Estate   0.8%

Arden Realty, REIT                                         1,900              68

China Overseas Land (HKD)                                236,000              56

Corio (EUR)                                                1,820              99

EastGroup Properties, REIT                                 2,400              90

Equity Lifestyle Properties, REIT                            900              33

Essex Property Trust, REIT                                   300              24

Federal Realty Investment Trust, REIT                     13,200             662

Gables Residential Trust, REIT(ss.)                        2,100              75

General Property Trust, Equity Units (AUD)(ss.)           54,341             153

LaSalle Hotel Properties, REIT(ss.)                        1,200              37

Mirvac (AUD)                                              18,474              67

Parkway Properties, REIT(ss.)                              1,000              50

Reckson Associates Realty, REIT                           16,471             533

Simon Property Group, REIT                                12,868             799

Sun Hung Kai Properties (HKD)                             13,000             129

Washington SBI, REIT(ss.)                                  2,600              86

Westfield Group (AUD)                                      4,901              60

Wheelock (HKD)                                            29,000              48

                                                                           3,069

Thrifts & Mortgage Finance   0.5%

Bradford & Bingley (GBP)                                  23,276             122

Fannie Mae                                                13,400             921

Frankfort First                                              300               7

Freddie Mac                                                6,600             450

Hypo Real Estate (EUR) *                                   5,249             203

Triad Guaranty *(ss.)                                        700              42

                                                                           1,745

Total Financials                                                          37,498


HEALTH CARE   5.3%

Biotechnology   0.7%

Abgenix *(ss.)                                               100               1

Alexion Pharmaceutical *(ss.)                                900              19

Alkermes *(ss.)                                            2,600              36

Amgen *                                                   17,900           1,075

Amylin Pharmaceuticals *(ss.)                              1,100              22

Anadys Pharmaceuticals *                                   2,100              14

Biogen Idec *                                              4,600             270

Cephalon *(ss.)                                              981              47

CSL Limited (AUD)                                          1,890              39

Cubist Pharmaceuticals *(ss.)                              2,300              27

CV Therapeutics *(ss.)                                       600              13

Cytogen *(ss.)                                             1,300              13

Cytokinetics *(ss.)                                          200               2

deCODE GENETICS *(ss.)                                       900               6

Dynavax Technologies *(ss.)                                1,000               7

Exelixis *(ss.)                                            1,900              17

Genentech *                                                4,200             203

Gilead Sciences *                                         15,300             527

Martek Biosciences *(ss.)                                    800              31

Memory Pharmaceuticals *(ss.)                              1,000               6

Myriad Genetics *(ss.)                                     2,600              50

Neurocrine Biosciences *(ss.)                              1,300              60

NPS Pharmaceuticals *(ss.)                                   600              11

ONYX Pharmaceuticals *(ss.)                                1,300              41

OSI Pharmaceuticals *                                        200               9

Rigel Pharmaceuticals *(ss.)                                 700              17

Trimeris *(ss.)                                            1,400              17

Vertex Pharmaceuticals *(ss.)                              3,396              36

                                                                           2,616

Health Care Equipment & Supplies   0.9%

Advanced Neuromodulation Systems *(ss.)                    1,600              58

Analogic(ss.)                                              1,100              50

Baxter International                                      22,500             712

Biomet                                                     3,800             182

Boston Scientific *                                       10,200             355

DJ Orthopedics *                                           2,000              40

Edwards Lifesciences *                                     1,500              56

Elekta, Series B (SEK) *                                   2,878              79

EPIX Pharmaceuticals *                                       600              11

Guidant                                                    2,700             175

Integra LifeSciences *(ss.)                                2,300              78

Matthews International, Class A                            3,300             122

Medtronic                                                 15,200             730

NuVasive *(ss.)                                            1,500              14

ResMed *(ss.)                                              2,700             135

St. Jude Medical *                                         4,000             153

Steris *                                                   2,700              62

Stryker                                                    4,500             198

Thoratec *(ss.)                                            1,200              12

Wilson Greatbatch Technologies *(ss.)                      1,200              24

                                                                           3,246

Health Care Providers & Services   1.5%

Accredo Health *                                           3,000              81

Alliance UniChem (GBP)                                     5,060              69

AmerisourceBergen                                         11,400             672

Anthem *(ss.)                                              2,800             284

Celesio (EUR)                                              1,919             147

Henry Schein *                                             2,000             130

LabOne *                                                     900              27

Lifeline Systems *                                         1,800              49

LifePoint Hospitals *(ss.)                                   300              11

Sunrise Senior Living *(ss.)                               3,300             142

Suzuken (JPY)                                              1,500              35

Symbion *(ss.)                                             1,800              35

United Surgical Partners International *(ss.)              2,600             103

UnitedHealth Group                                        30,100           2,494

WellChoice *                                               1,100              54

WellPoint Health Networks *                                9,500           1,188

                                                                           5,521

Pharmaceuticals   2.2%

Abbott Laboratories                                        6,300             264

Able Laboratories *(ss.)                                     700              15

AstraZeneca ADR                                            3,900             154

Atherogenics *(ss.)                                        2,200              52

Eisai (JPY)                                                2,800              83

Elan ADR *(ss.)                                            7,300             193

Eli Lilly                                                  3,100             165

Eon Labs *(ss.)                                            1,000              27

Forest Laboratories *                                      8,200             320

GlaxoSmithKline (GBP)                                     15,144             318

GlaxoSmithKline ADR                                        3,700             157

Hisamitsu Pharmaceutical (JPY)                             3,000              55

Inspire Pharmaceuticals *(ss.)                             2,600              47

Johnson & Johnson                                         14,800             893

Kobayashi Pharmaceutical (JPY)(ss.)                        2,400              63

Medicines Company *(ss.)                                   1,000              25

Merck                                                     13,000             364

Nektar Therapeutics *(ss.)                                   400               7

Novartis (CHF)                                            10,422             498

Noven Pharmaceuticals *(ss.)                               2,700              49

Novo Nordisk, Series B (DKK)                               1,093              58

Pfizer                                                    53,916           1,497

Sanofi-Aventis (EUR)(ss.)                                  5,069             381

Schering-Plough                                           45,100             805

Takeda Chemical Industries (JPY)                           2,700             133

Teva Pharmaceutical ADR(ss.)                              11,700             319

Theravance *(ss.)                                            400               7

Wyeth                                                     36,060           1,438

                                                                           8,387

Total Health Care                                                         19,770

INDUSTRIALS & BUSINESS SERVICES   6.2%

Aerospace & Defense   0.9%

Armor Holdings *                                           3,800             164

British Aerospace (GBP)                                   27,603             129

European Aeronautic Defense & Space (EUR)(ss.)             5,770             174

General Dynamics                                           2,800             304

Honeywell International                                   10,300             364

Lockheed Martin                                           33,700           2,050

Mercury Computer Systems *(ss.)                            2,000              63

Rockwell Collins                                           1,600              64

                                                                           3,312

Air Freight & Logistics   0.4%

EGL *(ss.)                                                 3,400             115

Expeditors International of Washington                       100               5

Pacer International *                                      2,100              41

Ryder System                                                 800              43

TPG (EUR)                                                  3,622              95

UPS, Class B                                              12,300           1,035

UTi Worldwide(ss.)                                         1,100              76

                                                                           1,410

Airlines   0.0%

Frontier Airlines *(ss.)                                   1,800              21

Midwest Express Holdings *(ss.)                            1,900               6

Qantas Airways (AUD)                                      15,963              44

                                                                              71

Building Products   0.1%

Kaba Holding (CHF)                                           199              55

Pilkington (GBP)                                          55,474             113

Quixote                                                      600              13

Trex *(ss.)                                                1,400              66

                                                                             247

Commercial Services & Supplies   1.2%

Apollo Group, Class A *                                    6,900             550

Cendant                                                   13,900             315

Central Parking(ss.)                                       4,400              67

ChoicePoint *                                              2,600             114

Consolidated Graphics *                                    2,600             123

Education Management *                                       700              23

Electro Rent(ss.)                                          1,800              25

First Advantage, Class A *(ss.)                              600              11

G & K Services, Class A                                    2,300              94

Glory (JPY)                                                3,000              47

H&R Block                                                  7,700             367

Herman Miller(ss.)                                         4,100             101

Intersections *(ss.)                                         200               4

Ionics *(ss.)                                              3,000             130

KForce *(ss.)                                              3,300              39

Layne Christensen *(ss.)                                     400               8

LECG *                                                     2,200              43

R.R. Donnelley                                            29,400           1,020

Resources Connection *(ss.)                                2,900             132

SOURCECORP *(ss.)                                          1,600              27

Tetra Tech *(ss.)                                          4,076              62

Waste Management                                          36,306           1,082

West Corporation *(ss.)                                      900              31

                                                                           4,415

Construction & Engineering   0.1%

Acciona (EUR)                                              2,023             158

Balfour Beatty (GBP)                                      19,475             112

Downer EDI (AUD)(ss.)                                     15,645              54

Insituform Technologies *(ss.)                             1,800              42

JGC (JPY)(ss.)                                             7,000              60

NCC AB, Series B (SEK)                                    10,044             127

Electrical Equipment   0.1%

A.O. Smith(ss.)                                            4,350             131

American Superconductor *(ss.)                               700               9

Artesyn Technologies *(ss.)                                2,600              25

Sumitomo Electric Industries (JPY)                         7,000              73

Woodward Governor                                            300              22

                                                                             260

Industrial Conglomerates   1.7%

3M                                                         4,900             390

DCC (EUR)                                                  5,816             122

GE                                                        62,300           2,203

Hutchison Whampoa (HKD)                                   13,300             119

Sembcorp (SGD)                                           145,000             128

Siemens (EUR)                                              3,772             301

Tyco International                                        88,094           2,993

                                                                           6,256

Machinery   1.1%

Actuant, Class A *(ss.)                                    2,460             116

Cascade(ss.)                                               1,000              32

Danaher                                                   28,400           1,615

Deere                                                     15,000           1,076

Fanuc (JPY)(ss.)                                           2,100             131

Graco                                                      2,600              95

Guinness Peat Group (NZD)                                 37,637              58

Harsco                                                     3,000             159

IDEX                                                       1,050              42

Lindsay Manufacturing(ss.)                                 2,800              79

Mitsubishi Heavy Industries (JPY)                         34,000              97

NSK (JPY)                                                 10,000              47

Pall                                                      14,600             396

SKF, Series B (SEK)                                        1,813              77

Toro(ss.)                                                  1,200              87

                                                                           4,107

Marine   0.0%

Nippon Yusen (JPY)                                        31,000             165

Road & Rail   0.6%

Arriva (GBP)                                              14,837             139

Burlington Northern Santa Fe                              18,700             842

Genesee & Wyoming, Class A *                                 300               8

Heartland Express                                          2,109              46

Knight Transportation *(ss.)                               4,500             108

Nippon Express (JPY)                                      12,000              57

Norfolk Southern                                          26,800             920

Overnite(ss.)                                              1,600              57

                                                                           2,177

Trading Companies & Distributors   0.0%

Mitsubishi (JPY)                                          14,000             177

Sumitomo (JPY)                                             7,000              59

                                                                             236

Total Industrials & Business Services                                     23,209


INFORMATION TECHNOLOGY   6.3%

Communications Equipment   1.4%

Belden CDT(ss.)                                            5,000             116

Black Box(ss.)                                             1,700              73

Cisco Systems *                                           62,900           1,177

Corning *                                                118,500           1,491

F5 Networks *                                              1,500              65

Ixia *(ss.)                                                1,300              18

Juniper Networks *                                        15,800             435

Lucent Technologies *(ss.)                               174,100             684

Nokia (EUR)                                                6,330             103

Nokia ADR                                                 10,900             176

Packeteer *                                                1,200              16

QUALCOMM                                                  12,500             520

Riverstone Networks *                                      6,400               7

Sagem (EUR)(ss.)                                           1,026              94

Sirf Technology Holdings *(ss.)                            2,800              35

Tekelec *(ss.)                                             1,100              26

Uniden (JPY)                                               2,000              42

                                                                           5,078

Computers & Peripherals   0.6%

Applied Films *                                              200               4

Creative Technology (SGD)                                  2,950              37

Dell *                                                    35,100           1,422

Emulex *(ss.)                                              3,100              44

Gateway *                                                  9,300              63

IBM                                                        2,000             188

Lexmark International *                                    2,400             204

Logitech International (CHF) *                             1,419              83

NEC (JPY)(ss.)                                             9,000              50

QLogic *                                                   5,200             179

Synaptics *(ss.)                                           1,500              58

Toshiba (JPY)                                             17,000              72

                                                                           2,404

Electronic Equipment & Instruments   0.2%

Cogent *(ss.)                                                600              20

Digital Theater Systems *(ss.)                             1,500              31

Global Imaging Systems *(ss.)                              1,800              67

KEMET *(ss.)                                               4,900              44

Kyocera (JPY)                                                800              56

Littelfuse *                                               1,300              51

Methode Electronics(ss.)                                   3,200              42

Newport *(ss.)                                             2,200              27

Plexus *(ss.)                                              4,900              68

Shimadzu (JPY)                                            22,000             124

TDK (JPY)                                                  1,300              93

Technitrol *(ss.)                                          1,000              17

Woodhead Industries(ss.)                                   3,100              47

                                                                             687

Internet Software & Services   0.4%

Digital Insight *(ss.)                                     2,700              44

Google, Class A *                                            700             128

IAC/InterActiveCorp *(ss.)                                13,400             331

MatrixOne *(ss.)                                           4,100              27

WebSideStory *                                               500               7

Yahoo! *                                                  25,200             948

                                                                           1,485

IT Services   0.6%

Accenture, Class A *                                       7,200             187

Affiliated Computer Services, Class A *                    7,200             426

Automatic Data Processing                                  4,800             218

BISYS Group *                                              2,700              43

CACI International, Class A *                              2,000             124

First Data                                                 9,336             384

Fiserv *                                                   8,800             339

Global Payments(ss.)                                       2,200             121

Indra Sistemas (EUR)                                       7,792             122

Iron Mountain *                                            4,500             136

Logica CMG (GBP)                                          10,861              38

Maximus *(ss.)                                             2,700              85

MPS Group *(ss.)                                           6,900              78

RightNow Technologies *(ss.)                               1,900              34

Trans Cosmos (JPY)(ss.)                                    3,000             103

                                                                           2,438

Office Electronics   0.1%

Canon (JPY)                                                3,000             150

Neopost (EUR)                                              1,304              94

                                                                             244

Semiconductor & Semiconductor Equipment   1.1%

AMIS Holdings *                                            1,900              29

Analog Devices                                            14,400             532

Artisan Components *                                         800              28

Atheros Communications *(ss.)                              1,400              16

ATMI *(ss.)                                                2,200              51

Brooks-Pri Automation *                                    1,800              28

Cabot Microelectronics *(ss.)                              1,200              44

Credence Systems *(ss.)                                    3,200              24

Cymer *(ss.)                                                 200               6

Entegris *(ss.)                                            4,200              41

Exar *(ss.)                                                3,000              42

Intel                                                     30,500             682

Jenoptik (EUR) *                                           5,164              55

KLA-Tencor *                                               2,300             104

Lattice Semiconductor *                                    5,600              30

Maxim Integrated Products                                 20,600             844

Microchip Technology                                       2,800              79

Microsemi *                                                2,500              44

MKS Instruments *(ss.)                                     4,300              73

Mykrolis *(ss.)                                            4,400              54

PDF Solutions *                                            2,200              28

Power Integrations *(ss.)                                  1,100              22

Rohm (JPY)                                                   200              19

Semiconductor Manufacturing International ADR *(ss.)       3,200              38

Semtech *(ss.)                                             4,600              94

Silicon Laboratories *(ss.)                                1,600              48

Tessera Technologies *                                     1,800              64

Texas Instruments                                         15,900             384

Xilinx                                                    18,500             577

                                                                           4,080

Software   1.9%

Actuate *                                                  1,900               4

Adobe Systems                                             11,800             715

Altiris *(ss.)                                             2,000              56

Blackbaud *                                                  300               4

Catapult Communications *                                    900              24

Concord Communications *(ss.)                              1,700              16

Electronic Arts *                                            800              39

FactSet Research Systems(ss.)                              2,200             114

FileNet *(ss.)                                             3,800             102

Hyperion Solutions *                                       1,000              45

Internet Security Systems *                                2,400              58

Intuit *                                                  11,900             498

Jack Henry & Associates                                    6,000             116

Kronos *(ss.)                                              3,400             172

Magma Design Automation *(ss.)                             1,600              22

Mercury Interactive *                                        700              32

Microsoft                                                111,500           2,989

Motive *(ss.)                                              1,600              20

NEC Soft (JPY)                                             2,300              59

NetIQ *                                                    3,560              44

Open Solutions *                                           1,000              26

Oracle *                                                  32,400             410

PortalPlayer *(ss.)                                          100               3

Progress Software *(ss.)                                   2,200              50

Quest Software *(ss.)                                      3,300              51

Red Hat *                                                  2,300              33

RSA Security *(ss.)                                        3,000              63

SAP (EUR)                                                  1,446             258

SAP ADR                                                   12,300             547

SPSS *                                                     1,300              21

Symantec *                                                 4,500             287

Trend Micro (JPY)                                          1,500              79

Verisity *(ss.)                                            1,100               9

VERITAS Software *                                         9,925             217

Verity *                                                   3,200              44

                                                                           7,227

Total Information Technology                                              23,643


MATERIALS   3.9%

Chemicals   1.5%

Agrium                                                    33,200             617

Airgas                                                     7,400             197

Arch Chemicals                                             3,200              93

BASF (EUR)                                                 4,064             273

Degussa (EUR)(ss.)                                         5,445             235

Dow Chemical                                              21,200           1,070

DuPont                                                    17,002             771

Ferro                                                      4,400             101

Hercules *                                                28,300             422

International Flavors & Fragrances                        12,400             502

Kaneka (JPY)                                              11,000             120

MacDermid                                                    800              29

Material Sciences *                                        1,900              32

Minerals Technologies(ss.)                                 2,500             166

Mitsubishi Gas Chemical (JPY)(ss.)                        25,000             118

Mosaic *                                                   5,600              97

Potash Corp./Saskatchewan                                 11,100             850

Symyx Technologies *(ss.)                                  1,800              57

Yara International (NOK) *                                 2,016              26

                                                                           5,776

Construction Materials   0.2%

Aggregate (GBP)                                           60,558             113

Boral (AUD)                                               51,462             274

Cemex (MXN)                                               27,271             176

Lafarge (EUR)                                                661              62

RMC (GBP)                                                  7,331             118

                                                                             743

Containers & Packaging   0.0%

Chesapeake Corp.                                           1,500              41

Smurfit-Stone Container *(ss.)                               400               7

                                                                              48

Metals & Mining   1.9%

Alcoa                                                     13,520             459

Anglo American (GBP)                                       4,754             115

BHP Billiton (AUD)                                        27,600             329

Bluescope Steel (AUD)                                     46,951             306

Gibraltar Industries(ss.)                                    900              22

Lihir Gold (AUD) *(ss.)                                   39,140              39

Meridian Gold *(ss.)                                       4,400              86

Nippon Steel (JPY)                                        92,000             227

NN                                                           300               4

Nucor                                                     59,800           3,163

Phelps Dodge                                              18,600           1,806

SSAB Svenskt Stal, Series A (SEK)                          7,858             189

Steel Dynamics(ss.)                                        1,800              73

Voestalpine (EUR)(ss.)                                     1,579             113

                                                                           6,931

Paper & Forest Products   0.3%

Buckeye Technologies *(ss.)                                4,900              61

MeadWestvaco                                              13,800             464

UPM-Kymmene (EUR)                                          2,566              58

Weyerhaeuser                                               9,500             627

                                                                           1,210

Total Materials                                                           14,708

TELECOMMUNICATION SERVICES   1.3%

Diversified Telecommunication Services   0.5%

Cable & Wireless (GBP)                                    25,414              55

China Telecom (H shares) (HKD)                           326,000             120

Royal KPN (EUR)                                           19,799             171

SBC Communications                                        12,600             317

Sprint                                                    30,500             696

TDC (DKK)                                                  2,989             122

Tele Norte Leste ADR(ss.)                                  7,500             115

Tele2, Series B (SEK)(ss.)                                 2,927             115

Telenor (NOK)                                             22,116             195

Telmex ADR(ss.)                                            3,000             105

Telus                                                        900              23

                                                                           2,034

Wireless Telecommunication Services   0.8%

America Movil ADR, Series L                                4,300             201

Bouygues (EUR)                                             4,378             188

China Unicom (HKD)                                        44,000              34

KDDI (JPY)                                                    40             197

mmO2 (GBP) *                                             138,874             303

Nextel Communications, Class A *                          31,900             908

Spectrasite *                                              2,200             127

Telecom Italia Mobile (EUR)                               40,581             268

Vodafone ADR                                              28,450             776

Western Wireless, Class A *                                  900              24

                                                                           3,026

Total Telecommunication Services                                           5,060

UTILITIES   1.2%

Electric Utilities   0.9%

Black Hills(ss.)                                             900              28

Cleco                                                      2,000              40

E.On (EUR)                                                 5,143             432

El Paso Electric *                                         2,000              36

Electric Power, 144A (JPY) *                                 600              16

Exelon                                                    14,074             587

FirstEnergy                                               13,719             579

Hong Kong Electric (HKD)                                  11,000              49

Iberdrola (EUR)(ss.)                                       7,841             184

Tohoku Electric Power (JPY)                                8,100             144

TXU(ss.)                                                  21,200           1,332

                                                                           3,427

Gas Utilities   0.1%

Australian Gas Light (AUD)                                 6,683              67

Centrica (GBP)                                            49,628             234

Toho Gas (JPY)                                            43,000             139

                                                                             440

Multi-Utilities & Unregulated Power   0.2%

Constellation Energy Group                                10,200             446

RWE (EUR)                                                  1,865              99

United Utilities (GBP)                                    10,023             107

                                                                             652

Total Utilities                                                            4,519


Total Common Stocks (Cost  $131,246)                                     179,418


PREFERRED STOCKS   0.1%

Fresenius (EUR)                                            1,052              97

Porsche (EUR)                                                218             139


Total Preferred Stocks (Cost  $137)                                          236

CORPORATE BONDS   6.9%

ABN Amro Bank (Chicago), 7.125%, 6/18/07                 165,000             179

Ace Ina Holdings, 5.875%, 6/15/14                        165,000             166

AIG Sunamerica Global Financing XII,
144A, 5.30%, 5/30/07                                     300,000             312

Alabama Power, VR, 2.57%, 8/25/09                        155,000             155

Alcan, 6.125%, 12/15/33                                  195,000             200

Allstate Financial Global Funding, 144A,
5.25%, 2/1/07                                            165,000             171

Amerada Hess, 7.875%, 10/1/29                            140,000             161

America Movil, 5.50%, 3/1/14                             125,000             122

Amgen, 144A, 4.00%, 11/18/09                             120,000             119

AOL Time Warner, 7.625%, 4/15/31                         180,000             211

Appalachian Power, 4.80%, 6/15/05                        200,000             202

AT&T Broadband, 8.375%, 3/15/13                          220,000             267

Baker Hughes, 6.875%, 1/15/29                            250,000             282

Bank One, 5.25%, 1/30/13                                 285,000             290

BB&T, 6.50%, 8/1/11                                       80,000              88

Black Hills, 6.50%, 5/15/13                              190,000             195

Boeing, 8.75%, 8/15/21                                    95,000             126

Buckeye Partners

    5.30%, 10/15/14                                       55,000              55

    6.75%, 8/15/33                                        90,000              97

Bunge Limited Finance, 4.375%, 12/15/08                  225,000             226

Canadian National Railway, 6.25%, 8/1/34                 215,000             226

Canadian Natural Resources, 7.20%, 1/15/32               275,000             317

CE Electric UK Funding, 144A, 6.995%, 12/30/07           165,000             175

Celulosa Arauco y Constitucion, 5.125%, 7/9/13           190,000             186

Centerpoint Energy, 5.875%, 6/1/08                       150,000             157

Centex, 4.55%, 11/1/10                                   160,000             158

Chancellor Media, 8.00%, 11/1/08                         105,000             118

CIT Group, 2.875%, 9/29/06                               105,000             104

CIT Group Holdings, 7.75%, 4/2/12                        175,000             206

Citigroup, 5.00%, 9/15/14                                210,000             210

Cleveland Electric Illuminating, 5.65%, 12/15/13         175,000             178

ConocoPhillips, 5.90%, 10/15/32                          270,000             274

Countrywide Home Loans, 4.125%, 9/15/09                  210,000             207

Cox Communications, 7.875%, 8/15/09                      195,000             219

CVS, 144A, 4.00%, 9/15/09                                115,000             114

DaimlerChrysler

    6.50%, 11/15/13                                      245,000             262

    VR, 2.342%, 9/10/07                                  170,000             170

Delta, ETC, 10.00%, 5/17/10                              146,000              79

Deutsche Telekom International Finance,
STEP, 8.75%, 6/15/30                                     160,000             205

Developers Diversified Realty, 3.875%, 1/30/09           155,000             151

Devon Financing, 7.875%, 9/30/31                         155,000             191

Diamond Offshore Drilling, 144A, 5.15%, 9/1/14           120,000             120

Dominion Resources, 5.00%, 3/15/13                       145,000             143

Dow Chemical, 6.125%, 2/1/11                             140,000             151

Duke Capital

    4.302%, 5/18/06                                      105,000             106

    6.25%, 2/15/13                                       190,000             204

Encana Holdings Finance, 5.80%, 5/1/14                   215,000             226

Entergy Gulf States, 5.20%, 12/3/07                      180,000             180

EOP Operating, 4.65%, 10/1/10                            150,000             149

Exelon Generation, 5.35%, 1/15/14                        180,000             182

Federated Department Stores, 6.625%, 4/1/11              165,000             183

First Union, 6.40%, 4/1/08                                85,000              92

FirstEnergy, 7.375%, 11/15/31                            110,000             122

Ford Motor Credit

    5.625%, 10/1/08                                      500,000             508

    VR, 3.24%, 11/16/06                                  110,000             110

France Telecom, STEP, 8.50%, 3/1/11                      170,000             202

Franklin Resources, 3.70%, 4/15/08                        65,000              64

Fund American Companies, 5.875%, 5/15/13                 200,000             200

General Electric Capital, 6.00%, 6/15/12                 220,000             238

Genworth Financial, 5.75%, 6/15/14                       200,000             208

GlaxoSmithKline, 5.375%, 4/15/34                         145,000             139

GM, 8.375%, 7/15/33                                      350,000             356

GMAC, 7.25%, 3/2/11                                      260,000             270

Goldman Sachs Capital I, 6.345%, 2/15/34                 415,000             421

GTECH, 144A, 4.50%, 12/1/09                              120,000             119

Halliburton, 144A, VR, 2.86%, 1/26/07                    210,000             210

Harrah's Operating, 5.50%, 7/1/10                        100,000             103

HBOS, 144A, 6.00%, 11/1/33                               195,000             199

Hearst-Argyle, 7.00%, 1/15/18                            145,000             160

Highmark, 144A, 6.80%, 8/15/13                           160,000             172

Hospira, 4.95%, 6/15/09                                  205,000             208

Household Finance, 6.375%, 11/27/12                      135,000             148

Hutchison Whampoa, 144A, 5.45%, 11/24/10                 145,000             149

IBM, 4.25%, 9/15/09                                      215,000             217

International Lease Finance, 6.375%, 3/15/09             190,000             205

International Speedway, 4.20%, 4/15/09                    95,000              94

John Deere Capital, 7.00%, 3/15/12                       205,000             234

Kaneb Pipe Line Operations, 7.75%, 2/15/12               115,000             132

Kinder Morgan, 6.50%, 9/1/12                             200,000             217

Kraft Foods, 5.625%, 11/1/11                             205,000             215

Kroger, 8.05%, 2/1/10                                    205,000             237

Lear, 144A, 5.75%, 8/1/14                                 90,000              90

Lennar, 144A, 5.50%, 9/1/14                              160,000             160

Masco, 5.875%, 7/15/12                                   265,000             282

May Department Stores, 144A, 3.95%, 7/15/07               65,000              65

MBNA America Bank, 4.625%, 8/3/09                        215,000             217

McCormick, 6.40%, 2/1/06                                 325,000             337

MetLife, 6.125%, 12/1/11                                 240,000             259

Miller Brewing, 144A, 5.50%, 8/15/13                     260,000             267

Morgan Stanley, 3.625%, 4/1/08                           330,000             328

Motorola, 7.625%, 11/15/10                               110,000             127

Nationwide Financial Services, 5.90%, 7/1/12             225,000             237

Nationwide Mutual Insurance, 144A, 6.60%, 4/15/34        115,000             111

News America, 144A, 6.20%, 12/15/34                      115,000             114

NLV Financial, 144A, 7.50%, 8/15/33                      140,000             148

Northern Trust, 4.60%, 2/1/13                            120,000             118

NVR, 5.00%, 6/15/10                                      150,000             148

Panhandle Eastern Pipeline, 4.80%, 8/15/08                90,000              91

Pemex Project Funding Master Trust

    7.375%, 12/15/14                                     140,000             153

  144A, VR, 3.18%, 6/15/10                               205,000             210

PG&E

    6.05%, 3/1/34                                        165,000             166

    VR, 2.72%, 4/3/06                                     62,000              62

Pinnacle West Capital, 6.40%, 4/1/06                     170,000             176

Pioneer Natural Resource, 5.875%, 7/15/16                110,000             114

Plains All American Pipeline, 7.75%, 10/15/12             95,000             110

PPL Capital Funding, 4.33%, 3/1/09                       210,000             209

Principal Life Global Funding, 144A,
5.125%, 10/15/13                                         210,000             210

Progress Energy, 6.75%, 3/1/06                           125,000             130

Prudential Financial, 3.75%, 5/1/08                      170,000             168

PSEG Power, 8.625%, 4/15/31                              120,000             153

Public Service of New Mexico, 4.40%, 9/15/08             190,000             191

Puget Sound Energy, VR, 2.68%, 7/14/06                   215,000             215

Pulte Homes, 7.875%, 8/1/11                              170,000             196

Reckson Operating Partnership, 5.15%, 1/15/11            190,000             188

Rogers Cable, 5.50%, 3/15/14                             175,000             164

SCA Coordination Center, 144A, 4.50%, 7/15/15            140,000             131

Sealed Air, 144A, 5.375%, 4/15/08                        180,000             185

Security Benefit Life Insurance, 144A,
7.45%, 10/1/33                                            95,000             100

Sempra Energy, 6.00%, 2/1/13                             190,000             200

Simon Property Group, 3.75%, 1/30/09                     200,000             195

SLM Corporation

    VR, 2.30%, 1/26/09                                   250,000             250

    VR, 3.66%, 4/1/09                                    165,000             166

Sprint Capital, 6.90%, 5/1/19                            230,000             251

SunGard Data Systems, 3.75%, 1/15/09                     120,000             116

Telefonos De Mexico, 4.50%, 11/19/08                     110,000             110

Telus, 8.00%, 6/1/11                                     145,000             169

Transocean, 7.50%, 4/15/31                               130,000             154

TXU Energy, VR, 2.838%, 1/17/06                           95,000              95

Tyco International, 6.375%, 10/15/11                     235,000             258

U.S. Bank, 2.87%, 2/1/07                                 200,000             197

U.S. Cellular, 6.70%, 12/15/33                           120,000             120

Union Pacific, 6.50%, 4/15/12                            210,000             232

UST, 6.625%, 7/15/12                                     260,000             286

Verizon Global Funding, 7.75%, 12/1/30                   175,000             210

Webster Financial, 5.125%, 4/15/14                       200,000             200

Wells Fargo, VR, 1.99%, 3/23/07                          250,000             250

Western Power Distribution Holdings,
144A, 6.875%, 12/15/07                                   120,000             124

Weyerhaeuser

    6.75%, 3/15/12                                       105,000             117

    7.375%, 3/15/32                                       45,000              52

Wyeth, 6.50%, 2/1/34                                     125,000             129

XL Capital, 6.50%, 1/15/12                               180,000             195

XTO Energy, 6.25%, 4/15/13                               140,000             151

Yum! Brands, 7.70%, 7/1/12                               210,000             247


Total Corporate Bonds (Cost  $25,460)                                     25,928

ASSET-BACKED SECURITIES   1.0%

Capital Auto Receivables Asset Trust,
Series 2002-2, Class CERT 4.18%, 10/15/07                160,374             161

Chase Manhattan Auto Owner Trust

  Series 2001-B, Class CTFS, 3.75%, 5/15/08               68,893              69

  Series 2003-A, Class A4, 2.06%, 12/15/09               350,000             341

CIT RV Trust, Series 1998-A, Class A4,
6.09%, 2/15/12                                            81,477              82

Citibank Credit Card Issuance Trust

  Series 2001-C1, Class C1, VR, 2.68%, 1/15/10           260,000             264

  Series 2004-C1, Class C1, VR, 2.75%, 7/15/13           525,000             526

Hyundai Auto Receivables Trust

  Series 2003-A, Class A4, 3.02%, 10/15/10               200,000             198

  Series 2003-A, Class D, 4.06%, 10/15/10                 90,000              91

MBNA Master Credit Card Trust II, Series 2000-D,
Class C, 144A 8.40%, 9/15/09                             450,000             496

Morgan Stanley Auto Loan Trust, Series 2004-HB1,
Class C, VR 2.88%, 10/15/11                              151,516             151

Peco Energy Transition Trust, Series 2001-A,
Class A1 6.52%, 12/31/10                                 500,000             556

Reliant Energy Transition Bond, Series 2001-1,
Class A4 5.63%, 9/15/15                                  375,000             396

World Financial Network, Series 2003-A,
Class A2, VR 2.47%, 5/15/12                              475,000             477

Total Asset-Backed Securities (Cost  $3,773)                               3,808

NON-U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES   2.0%

Banc of America Commercial Mortgage, Series 2003-1,
Class A2, CMO 4.648%, 9/11/36                            400,000             399

Bank of America Mortgage Securities

  Series 2003-L, Class 2A2, CMO, VR, 4.32%,
  1/25/34                                                726,725             720

  Series 2004-1, Class 3A2, CMO, VR, 5.008%,
  10/25/34                                               242,331             244

  Series 2004-A, Class 2A2, CMO, VR, 4.152%,
  2/25/34                                                377,436             373

  Series 2004-D, Class 2A2, CMO, VR, 4.225%,
  5/25/34                                                151,817             150

  Series 2004-H, Class 2A2, CMO, VR, 4.821%,
  9/25/34                                                219,161             222

BankBoston Home Equity Loan Trust, Series 1998-1,
Class A6 6.35%, 2/25/13                                  380,577             384

Bear Stearns Commercial Mortgage Securities,
Series 2004-T14 Class A2, CMO, 4.17%, 1/12/41            300,000             300

Chase Funding Mortgage Loan, Series 2002-2,
Class 1M1 5.599%, 9/25/31                                 80,000              81

Countrywide Asset-Backed Certificates, Series
2003-5, Class AF3 3.613%, 4/25/30                        350,000             349

Countrywide Home Loans, Series 2003-60,
Class 2A1, CMO, VR 5.017%, 2/25/34                       107,089             107

DLJ Commercial Mortgage, Series 1999-CG2,
Class A1B, CMO 7.30%, 6/10/32                            350,000             391

GE Capital Commercial Mortgage, Series 2001-1,
Class A2, CMO 6.531%, 3/15/11                            460,000             506

GMAC Commercial Mortgage Securities, Series
2001-C2,  Class A2 CMO, 6.70%, 4/15/34                   375,000             416

Greenwich Capital Commercial Funding, Series
2004-GG1A, Class A2 CMO, 3.835%, 10/8/08                 375,000             375

J.P. Morgan Chase Commercial Mortgage

  Series 2001-CIB2, Class A2, CMO, 6.244%,
  4/15/35                                                350,000             373

  Series 2001-CIBC, Class A3, CMO, 6.26%,
  3/15/33                                                460,000             502

LB-UBS Commercial Mortgage Trust

  Series 2004-C2, Class A2, CMO, 3.246%,
   3/15/29                                               525,000             507

  Series 2004-C4, Class A2, CMO, VR, 4.567%,
  5/15/29                                                475,000             483

Morgan Stanley Dean Witter Capital, Series
2002-TOP7, Class A2 CMO, 5.98%, 1/15/39                  350,000             378

Washington Mutual, Series 2004-AR1, Class A,
CMO, VR 4.229%, 3/25/34                                  213,142             210

Total Non-U.S. Government Mortgage-Backed
Securities (Cost  $7,493)                                                  7,470

FOREIGN GOVERNMENT OBLIGATIONS & MUNICIPALITIES   1.4%

Asian Development Bank, 6.25%, 6/15/11 (AUD)           1,140,000             918

European Investment Bank, 5.75%, 9/15/09 (AUD)           580,000             456

Federal Republic of Germany, 5.00%, 5/20/05 (EUR)      1,555,000           2,088

Government of Canada, 5.25%, 6/1/12 (CAD)              1,300,000           1,161

Republic of Chile, 5.50%, 1/15/13                        175,000             181

Republic of South Africa, 6.50%, 6/2/14                  105,000             114

United Mexican States

    6.375%, 1/16/13                                      215,000             226

    VR, 2.29%, 1/13/09                                   155,000             157


Total Foreign Government Obligations & Municipalities
 (Cost  $4,301)                                                            5,301


U.S. GOVERNMENT & AGENCY MORTGAGE-BACKED SECURITIES   9.3%

U.S. Government Agency Obligations+/-  7.2%

Federal Home Loan Mortgage

    4.50%, 11/1/18 - 5/1/19                              523,797             521

    5.00%, 12/1/08 - 11/1/33                           4,022,453           4,048

    5.50%, 9/1 - 12/1/33                                 344,288             349

    6.00%, 5/1/17 - 3/1/33                             2,057,370           2,135

    7.00%, 11/1/30 - 6/1/32                              231,000             245

  ARM, 4.577%, 9/1/32                                    156,980             158

  CMO

    4.50%, 3/15/16                                     1,125,000           1,120

    5.50%, 4/15/28                                       950,000             980

  CMO, IO, 4.50%, 6/15/11 - 4/15/18                    1,220,949             121

  TBA, 6.00%, 1/1/18                                     146,000             153

Federal National Mortgage Assn.

    4.50%, 5/1/18 - 1/1/19                             1,881,768           1,873

    5.00%, 10/1/33 - 6/1/34                            2,389,029           2,364

    5.50%, 12/1/16 - 6/1/34                            8,081,588           8,287

    6.00%, 10/1/13 - 11/1/34                           1,323,172           1,370

    6.50%, 12/1/10 - 12/1/32                             665,339             703

    7.00%, 1/1/31 - 7/1/32                               150,833             160

  CMO

    2.91%, 11/25/33                                      275,000             274

    3.50%, 4/25/13                                       325,000             325

    5.00%, 3/25/15                                       675,000             685

  CMO, IO

    5.50%, 11/25/28                                      273,097              18

    6.50%, 2/1/32                                        105,514              21

  TBA, 6.50%, 1/1/33                                     965,000           1,012

                                                                          26,922

U.S. Government Obligations   2.1%

Government National Mortgage Assn.

    5.00%, 7/15 - 10/20/33                             4,144,828           4,125

    5.50%, 1/20 - 5/20/34                              1,466,559           1,490

    6.00%, 5/15/26 - 6/20/34                             456,772             473

    6.50%, 2/15/28 - 9/20/34                             655,874             692

    7.00%, 3/15/13 - 7/20/27                             256,911             274

    7.50%, 9/15/22 - 6/15/32                              89,561              96

    8.00%, 1/15/22 - 10/20/25                             48,624              53

    10.50%, 2/15/13                                          773               1

  CMO, 2.946%, 3/16/19                                   265,000             256

  TBA, 5.50%, 1/1/32                                     475,000             481

                                                                           7,941

Total U.S. Government & Agency Mortgage-Backed Securities
(Cost  $34,650)                                                           34,863

U.S. GOVERNMENT AGENCY OBLIGATIONS (EXCLUDING MORTGAGE-BACKED)   9.4%

U.S. Government Agency Obligations+/-  1.6%

Federal Home Loan Bank, 5.75%, 5/15/12(ss.)              615,000             663

Federal Home Loan Mortgage

    2.75%, 3/15/08(ss.)                                1,000,000             974

    4.625%, 2/15/07 (EUR)                              1,285,000           1,777

Federal National Mortgage Assn.

    3.25%, 8/15/08(ss.)                                  940,000             926

    4.375%, 9/15/12(ss.)                                 500,000             495

    5.75%, 2/15/08                                       210,000             224

    6.00%, 5/15/11                                       945,000           1,033

    7.125%, 1/15/30                                       65,000              79

                                                                           6,171

U.S. Treasury Obligations   7.8%

U.S. Treasury Bonds

    5.375%, 2/15/31(ss.)                                  85,000              89

    6.00%, 2/15/26(ss.)                                  470,000             527

    6.125%, 8/15/29(ss.)                                 130,000             149

    6.25%, 8/15/23 - 5/15/30(ss.)                      1,615,000           1,882

    6.375%, 8/15/27(ss.)                               1,375,000           1,614

    7.50%, 11/15/16(ss.)                                 545,000             688

    8.50%, 2/15/20(ss.)                                  145,000             202

U.S. Treasury Inflation-Indexed Bonds, 2.375%,
 1/15/25(ss.)                                          1,047,592           1,084

U.S. Treasury Notes

    1.50%, 3/31/06(ss.)                                   45,000              44

    2.375%, 8/31/06(ss.)                               8,800,000           8,713

    3.25%, 8/15/07(ss.)                                5,685,000           5,691

    3.375%, 12/15/08(ss.)                                105,000             104

    3.50%, 11/15/06(ss.)++                             3,940,000           3,977

    4.00%, 6/15/09(ss.)                                2,890,000           2,932

    4.25%, 11/15/13(ss.)                                 175,000             174

    4.75%, 11/15/08(ss.)                                 175,000             183

    5.00%, 8/15/11(ss.)                                   60,000              64

    6.50%, 8/15/05(ss.)                                  940,000             967

                                                                          29,084

Total U.S. Government Agency Obligations (excluding
Mortgage-Backed) (Cost  $34,312)                                          35,255

MUNICIPAL BONDS   0.5%

California

  Economic Recovery

    5.00%, 7/1/23 (Tender 7/1/07)                         95,000             101

    5.00%, 7/1/23 (Tender 7/1/08)                        105,000             113

  GO, 5.25%, 4/1/34                                      105,000             108

Kansas Dev. Fin. Auth., Public Employee Retirement,
5.501%, 5/1/34 (FSA Insured)                             130,000             130

Massachusetts, GO, 5.25%, 8/1/15 (MBIA Insured)          400,000             443

New York State Urban Dev. Corp., Corrections &
Youth Fac. 5.25%, 1/1/21 (Tender 1/1/09)                 230,000             249

North Carolina, GO, 5.25%, 3/1/13                        660,000             741

Oregon, Taxable Pension, GO, 5.892%, 6/1/27               75,000              79

Total Municipal Bonds (Cost  $1,968)                                       1,964

DOMESTIC BOND MUTUAL FUNDS   7.3%

T. Rowe Price Institutional High Yield Fund,
6.92% p+                                               2,476,648          27,491

Total Domestic Bond Mutual Funds (Cost  $25,963)                          27,491

SHORT-TERM INVESTMENTS   14.7%

Money Market Fund   14.7%

T. Rowe Price Reserve Investment Fund, 2.00% #+       54,966,921          54,967

Total Short-Term Investments (Cost  $54,967)                              54,967

FUTURES CONTRACTS   0.0%

Variation margin receivable (payable) on open
futures contracts (2)                                                          0

Total Futures Contracts                                                        0

SECURITIES LENDING COLLATERAL   12.9%

Money Market Pooled Account   1.0%

Investment in money market pooled account managed
by JP Morgan Chase Bank, London, 1.984% #              3,660,309           3,660

                                                                           3,660

Money Market Trust   11.9%

State Street Bank and Trust Company of New Hampshire
N.A. Securities Lending Quality Trust units,
1.998% #                                              44,822,005          44,822

                                                                          44,822

Total Securities Lending Collateral (Cost  $48,482)                       48,482

Total Investments in Securities

113.3% of Net Assets (Cost $372,752)                                    $425,183
                                                                        --------

(1)   Denominated in U.S. dollars unless otherwise noted

#     Seven-day yield

*     Non-income producing

(ss.) All or a portion of this security is on loan at November 30, 2004 - See
      Note 2

+/- The issuer is a publicly-traded company that operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government.

++ All or a portion of this security is pledged to cover margin requirements on futures contracts at November 30, 2004.

+     Affiliated company - See Note 4

p     SEC yield

144A Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period-end amounts to $4,320 and represents 1.2% of net assets

ADR   American Depository Receipts

ADS   American Depository Shares

ARM   Adjustable Rate Mortgage

AUD   Australian dollar

CAD   Canadian dollar

CHF   Swiss franc

CMO   Collateralized Mortgage Obligation

DKK   Danish krone

ETC   Equipment Trust Certificate

EUR   Euro

FSA   Financial Security Assurance Inc.

GBP   British pound

GDR   Global Depository Receipts

GDS   Global Depository Shares

GO    General Obligation

HKD   Hong Kong dollar

IO Interest Only security for which the fund receives interest on notional principal (par)

JPY   Japanese yen

MBIA  MBIA Insurance Corp.

MXN   Mexican peso

MYR   Malaysian ringgit

NOK   Norwegian krone

NZD   New Zealand dollar

REIT  Real Estate Investment Trust

SEK   Swedish krona

SGD   Singapore dollar

STEP Stepped coupon bond for which the coupon rate of interest will adjust on specified future date(s)

TBA   To Be Announced security was purchased on a forward commitment basis

VR    Variable Rate

(2) Open Futures Contracts at November 30, 2004 were as follows:
($ 000s)

                                                          Contract    Unrealized
                                             Expiration      Value   Gain (Loss)
                                            -----------   --------   -----------

Short, 5 U.S. Treasury five year notes
contracts, $6 par of 3.5% U.S. Treasury
Notes pledged as initial margin                    3/05   $  (544)           $ 1

Short, 24 U.S. Treasury ten year notes
contracts, $44 par of 3.5% U.S. Treasury
Notes pledged as initial margin                    3/05    (2,658)            21

Net payments (receipts) of variation
margin to date                                                              (22)

Variation margin receivable (payable)
on open futures contracts                                                   $  0
                                                                            ----

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Personal Strategy Income Fund
--------------------------------------------------------------------------------
Unaudited                                                      November 30, 2004

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
(In thousands except shares and per share amounts)

Assets

Investments in securities, at value

  Affiliated companies (cost $80,930)                               $    82,458

  Non-affiliated companies (cost $291,822)                              342,725

  Total investments in securities                                       425,183

Other assets                                                              3,142

Total assets                                                            428,325

Liabilities

Obligation to return securities lending collateral                       48,482

Other liabilities                                                         4,715

Total liabilities                                                        53,197

NET ASSETS                                                          $   375,128
                                                                    -----------

Net Assets Consist of:

Undistributed net investment income (loss)                          $     1,790

Undistributed net realized gain (loss)                                   (4,381)

Net unrealized gain (loss)                                               52,469

Paid-in-capital applicable to 25,536,893 shares of
$0.0001 par value capital stock outstanding;
1,000,000,000 shares of the Corporation authorized                      325,250

NET ASSETS                                                          $   375,128
                                                                    -----------

NET ASSET VALUE PER SHARE                                           $     14.69
                                                                    -----------

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Personal Strategy Income Fund
--------------------------------------------------------------------------------
Unaudited

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
($ 000s)
                                                                        6 Months
                                                                           Ended
                                                                        11/30/04
Investment Income (Loss)

Income

  Dividend                                                          $     3,303

  Interest                                                                2,439

  Securities lending                                                         34

  Total income                                                            5,776

Expenses

  Investment management                                                     832

  Shareholder servicing                                                     484

  Custody and accounting                                                    129

  Registration                                                               22

  Prospectus and shareholder reports                                         17

  Legal and audit                                                             8

  Directors                                                                   3

  Miscellaneous                                                               5

  Reductions/repayments of fees and expenses

    Investment management fees (waived) repaid                             (148)

  Total expenses                                                          1,352

Net investment income (loss)                                              4,424

Realized and Unrealized Gain (Loss)

Net realized gain (loss)

  Securities                                                              5,089

  Futures                                                                  (260)

  Foreign currency transactions                                              (1)

  Net realized gain (loss)                                                4,828

Change in net unrealized gain (loss)

  Securities                                                             14,465

  Futures                                                                    52

  Other assets and liabilities
  denominated in foreign currencies                                          17

  Change in net unrealized gain (loss)                                   14,534

Net realized and unrealized gain (loss)                                  19,362

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                              $    23,786
                                                                    -----------

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Personal Strategy Income Fund
--------------------------------------------------------------------------------
Unaudited

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
($ 000s)

                                                          6 Months          Year
                                                             Ended         Ended
                                                          11/30/04       5/31/04
Increase (Decrease) in Net Assets

Operations

  Net investment income (loss)                          $   4,424     $   7,872

  Net realized gain (loss)                                  4,828         2,071

  Change in net unrealized gain (loss)                     14,534        24,221

  Increase (decrease) in net assets from operations        23,786        34,164

Distributions to shareholders

  Net investment income                                    (4,288)       (7,747)

  Net realized gain                                             -          (244)

  Decrease in net assets from distributions                (4,288)       (7,991)

Capital share transactions *

  Shares sold                                              60,056       129,878

  Distributions reinvested                                  4,224         7,883

  Shares redeemed                                         (66,736)      (99,623)

  Increase (decrease) in net assets from capital
  share transactions                                       (2,456)       38,138

Net Assets

Increase (decrease) during period                          17,042        64,311

Beginning of period                                       358,086       293,775

End of period                                           $ 375,128     $ 358,086
                                                        ---------     ---------
(Including undistributed net investment income of $1,790 at 11/30/04 and $1,654 at 5/31/04)

*Share information

    Shares sold                                             4,245         9,541

    Distributions reinvested                                  301           589

    Shares redeemed                                        (4,740)       (7,293)

    Increase (decrease) in shares outstanding                (194)        2,837

The accompanying notes are an integral part of these financial statements.

T. Rowe Price Personal Strategy Income Fund
--------------------------------------------------------------------------------
Unaudited                                                      November 30, 2004

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price Personal Strategy Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940 (the 1940 Act). The Personal Strategy Income Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on July 29, 1994. The fund seeks the highest total return over time consistent with a primary emphasis on income and a secondary emphasis on capital growth. The fund pursues this objective by investing in a diversified portfolio typically consisting of about 40% stocks, 40% bonds, and 20% money market securities.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management.

Valuation
The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Debt securities are generally traded in the over-the-counter market. Securities with original maturities of one year or more are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities with original maturities of less than one year are valued at amortized cost in local currency, which approximates fair value when combined with accrued interest.

Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation. Financial futures contracts are valued at closing settlement prices.

Other investments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors. In the course of making a good faith determination of a security's fair value, the fund reviews a variety of factors, including market and trading trends and the value of comparable securities, such as unrestricted securities of the same issuer.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund's share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund's Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U. S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict how often it will use closing prices and how often it will adjust those prices. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day's opening prices in the same markets, and adjusted prices.

Currency Translation
Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits
Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are included in realized gain on securities in the accompanying financial statements and totaled $1,000 for the six months ended November 30, 2004. Additionally, the fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund's custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Investment Transactions, Investment Income, and Distributions
Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Inflation adjustments to the principal amount of inflation-indexed bonds are included in interest income. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments ("variation margin") made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unsettled variation margin on futures contracts is included in investments in securities, and unrealized gains and losses on futures contracts are included in the change in net unrealized gain or loss in the accompanying financial statements. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on a quarterly basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis. During the six months ended November 30, 2004, the fund received a one-time special dividend on a security held in its portfolio (Microsoft Corp.). The dividend, which totaled $343,000, represents 10% of dividend income reflected in the accompanying financial statements and is not expected to recur.

Other
In the normal course of business, the fund enters into contracts that provide general indemnifications. The fund's maximum exposure under these arrangements is dependent on claims that may be made against the fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Restricted Securities
The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, and their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Futures Contracts
During the six months ended November 30, 2004, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and/or interest rates.

Securities Lending
The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in money market pooled accounts managed by the fund's lending agents in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At November 30, 2004, the value of loaned securities was $47,817,000; aggregate collateral consisted of $48,482,000 in money market pooled accounts and U.S. government securities valued at $1,132,000.

Other
Purchases and sales of portfolio securities, other than short-term and U.S. government securities, aggregated $57,155,000 and $63,679,000, respectively, for the six months ended November 30, 2004. Purchases and sales of U.S. government securities aggregated $59,987,000 and $66,751,000, respectively, for the six months ended November 30, 2004.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of November 30, 2004.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of May 31, 2004, the fund had $8,860,000 of unused capital loss carryforwards, of which $1,463,000 expire in fiscal 2009, $3,127,000 expire in fiscal 2010, and $4,270,000 expire thereafter through fiscal 2012.

At November 30, 2004, the cost of investments for federal income tax purposes was $372,752,000. Net unrealized gain aggregated $52,469,000 at period-end, of which $55,412,000 related to appreciated investments and $2,943,000 related to depreciated investments.

NOTE 4- RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.15% of the fund's average daily net assets, and the fund's pro-rata share of a group fee. The group fee is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. The fund's portion of the group fee is determined by the ratio of its average daily net assets to those of the group. At November 30, 2004, the effective annual group fee rate was 0.31%, and investment management fee payable totaled $120,000.

The fund is also subject to a contractual expense limitation through September 30, 2006. During the limitation period, the manager is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund's ratio of total expenses to average net assets (expense ratio) to exceed its expense limitation of 0.80%. Through September 30, 2008, the fund is required to repay the manager for expenses previously reimbursed and management fees waived to the extent its net assets have grown or expenses have declined sufficiently to allow repayment without causing the fund's expense ratio to exceed its expense limitation. Pursuant to this agreement, at November 30, 2004, management fees waived remain subject to repayment by the fund in the following amounts: $833,000 through September 30, 2006 and $24,000 through September 30, 2008.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund's transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended November 30, 2004, expenses incurred pursuant to these service agreements were $62,000 for Price Associates, $59,000 for T. Rowe Price Services, Inc., and $324,000 for T. Rowe Price Retirement Plan Services, Inc. At period-end, a total of $82,000 of these expenses was payable.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The Reserve Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The Reserve Funds pay no investment management fees. During the six months ended November 30, 2004, dividend income from the Reserve Funds totaled $375,000, and the value of shares of the Reserve Funds held at November 30, 2004 and May 31, 2004 was $54,967,000 and $44,706,000, respectively.

The fund may invest in the T. Rowe Price Institutional High Yield Fund, Inc. (High Yield Fund) as a means of gaining efficient and cost-effective exposure to the high-yield bond markets. The High Yield Fund is an open-end management investment company managed by Price Associates, and an affiliate of the fund.

The High Yield Fund pays an annual all-inclusive management and administrative fee to Price Associates equal to 0.50% of average daily net assets. To ensure that Personal Strategy Income Fund does not incur duplicate fees for its assets invested in High Yield Fund, Price Associates has agreed to reduce its management fee to the fund. Accordingly, the management fee waiver reflected on the accompanying Statement of Operations includes $82,000 of management fees permanently waived pursuant to this agreement. During the six months ended November 30, 2004, purchases and sales of High Yield Fund were $1,347,000 and $11,626,000, respectively. Realized gains during the period were $74,000, and investment income during the period was $1,288,000. At November 30, 2004 and May 31, 2004, the value of shares of High Yield Fund held were $27,491,000 and $36,456,000, respectively.

T. Rowe Price Personal Strategy Income Fund
--------------------------------------------------------------------------------

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS
--------------------------------------------------------------------------------

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund's Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC's Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words "Company Info" at the top of our homepage for individual investors. Then, in the window that appears, click on the "Proxy Voting Policy" navigation button in the top left corner.

Each fund's most recent annual proxy voting record is available on our Web site and through the SEC's Web site. To access it through our Web site, follow the directions above, then click on the words "Proxy Voting Record" at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS
--------------------------------------------------------------------------------

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available electronically on the SEC's Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC's Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.


Item 2.  Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant's annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant's most recent fiscal half-year.

Item 3.  Audit Committee Financial Expert.

Disclosure required in registrant's annual Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

Disclosure required in registrant's annual Form N-CSR.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11.  Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant's principal executive officer and principal financial officer are aware of no change in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.  Exhibits.

(a)(1) The registrant's code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant's annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Personal Strategy Funds, Inc.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     January 14, 2005


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By       /s/ James S. Riepe
         -----------------------------------
         James S. Riepe
         Principal Executive Officer

Date     January 14, 2005



By       /s/ Joseph A. Carrier
         -----------------------------------
         Joseph A. Carrier
         Principal Financial Officer

Date     January 14, 2005